UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-01236

Deutsche DWS Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

April 30, 2023
Semiannual Report
to Shareholders
DWS Global Income Builder Fund

Contents

3	Letter to Shareholders
4	Performance Summary
8	Portfolio Management Team
10	Portfolio Summary
12	Investment Portfolio
37	Statement of Assets and Liabilities
39	Statement of Operations
40	Statements of Changes in Net Assets
41	Financial Highlights
46	Notes to Financial Statements
64	Information About Your Fund’s Expenses
66	Liquidity Risk Management
67	Advisory Agreement Board Considerations and Fee Evaluation
71	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led, and, in the future, may lead, to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global Income Builder Fund

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of ultra-loose monetary policy; impact of slower growth in China; ongoing political attacks on global trade; demographic change profoundly affecting more and more countries; and finally, the Ukraine conflict, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging in 2023. Further, aggressive tightening by the Federal Reserve and international monetary authorities has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is early evidence that rate hikes by the Federal Reserve are beginning to take effect and cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. Balanced portfolios can help mitigate the negative impact of unexpected economic, geopolitical, and market events. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Global Income Builder Fund	|	3

Performance SummaryApril 30, 2023 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/23
Unadjusted for Sales Charge	9.48%	–0.61%	3.65%	4.34%
Adjusted for the Maximum Sales Charge (max 5.75% load)	3.19%	–6.32%	2.43%	3.73%
MSCI All Country World Index†	12.68%	2.06%	7.03%	7.91%
Blended Index 60/40††	10.53%	1.46%	5.10%	5.61%
Bloomberg U.S. Universal Index†††	7.05%	–0.31%	1.31%	1.57%
Average Annual Total Returns as of 3/31/23 (most recent calendar quarter end)
Unadjusted for Sales Charge		–7.18%	3.53%	4.50%
Adjusted for the Maximum Sales Charge (max 5.75% load)		–12.52%	2.31%	3.88%
MSCI All Country World Index†		–7.44%	6.93%	8.06%
Blended Index 60/40††		–5.98%	4.93%	5.72%
Bloomberg U.S. Universal Index†††		–4.61%	1.05%	1.62%

Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/23
Unadjusted for Sales Charge	9.15%	–1.45%	2.84%	3.51%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	8.15%	–1.45%	2.84%	3.51%
MSCI All Country World Index†	12.68%	2.06%	7.03%	7.91%
Blended Index 60/40††	10.53%	1.46%	5.10%	5.61%
Bloomberg U.S. Universal Index†††	7.05%	–0.31%	1.31%	1.57%
Average Annual Total Returns as of 3/31/23 (most recent calendar quarter end)
Unadjusted for Sales Charge		–8.06%	2.70%	3.66%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–8.06%	2.70%	3.66%
MSCI All Country World Index†		–7.44%	6.93%	8.06%
Blended Index 60/40††		–5.98%	4.93%	5.72%
Bloomberg U.S. Universal Index†††		–4.61%	1.05%	1.62%

4	|	DWS Global Income Builder Fund

Class R6	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 4/30/23
No Sales Charges	9.68%	–0.28%	3.98%	3.94%
MSCI All Country World Index†	12.68%	2.06%	7.03%	6.97%
Blended Index 60/40††	10.53%	1.46%	5.10%	6.10%
Bloomberg U.S. Universal Index†††	7.05%	–0.31%	1.31%	1.57%
Average Annual Total Returns as of 3/31/23 (most recent calendar quarter end)
No Sales Charges		–6.89%	3.88%	3.88%
MSCI All Country World Index†		–7.44%	6.93%	6.86%
Blended Index 60/40††		–5.98%	4.93%	8.58%
Bloomberg U.S. Universal Index†††		–4.61%	1.05%	1.52%

Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/23
No Sales Charges	9.72%	–0.42%	3.86%	4.55%
MSCI All Country World Index†	12.68%	2.06%	7.03%	7.91%
Blended Index 60/40††	10.53%	1.46%	5.10%	5.61%
Bloomberg U.S. Universal Index†††	7.05%	–0.31%	1.31%	1.57%
Average Annual Total Returns as of 3/31/23 (most recent calendar quarter end)
No Sales Charges		–7.00%	3.74%	4.71%
MSCI All Country World Index†		–7.44%	6.93%	8.06%
Blended Index 60/40††		–5.98%	4.93%	5.72%
Bloomberg U.S. Universal Index†††		–4.61%	1.05%	1.62%

Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/23
No Sales Charges	9.75%	–0.38%	3.90%	4.59%
MSCI All Country World Index†	12.68%	2.06%	7.03%	7.91%
Blended Index 60/40††	10.53%	1.46%	5.10%	5.61%
Bloomberg U.S. Universal Index†††	7.05%	–0.31%	1.31%	1.57%
Average Annual Total Returns as of 3/31/23 (most recent calendar quarter end)
No Sales Charges		–6.97%	3.80%	4.74%
MSCI All Country World Index†		–7.44%	6.93%	8.06%
Blended Index 60/40††		–5.98%	4.93%	5.72%
Bloomberg U.S. Universal Index†††		–4.61%	1.05%	1.62%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares

DWS Global Income Builder Fund	|	5

may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2023 are 0.90%, 1.73%, 0.57%, 0.72% and 0.67% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.

6	|	DWS Global Income Builder Fund

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*
Class R6 shares commenced operations on August 25, 2014. The performance shown for the Blended Index is for the time period of August 31, 2014 through April 30, 2023, which is based on the performance period of the life of Class R6.

†
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 24 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

††	The Blended Index consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index.
†† †
Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes
U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
The Advisor believes the additional Blended Index 60/40 and Bloomberg U.S. Universal
Index, collectively, reflect the Fund’s asset allocations and generally represent the
Fund’s overall investment process.

‡	Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
4/30/23	$8.84	$8.84	$8.82	$8.84	$8.83
10/31/22	$8.17	$8.17	$8.16	$8.17	$8.16
Distribution Information as of 4/30/23
Income Dividends, Six Months	$.11	$.08	$.13	$.12	$.12

DWS Global Income Builder Fund	|	7

Portfolio Management Team
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Portfolio Manager of the Fund through April 25, 2023. Began managing the Fund in 2018.
—Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
—Americas Multi-Asset Head: New York.
—BSE, Princeton University.
Di Kumble, CFA, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
—Senior Portfolio Manager, Head of Tax Managed Equities: New York.
—BS, Beijing University; PhD in Chemistry, Princeton University.

Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund through April 25, 2023. Began managing the Fund in 2019.
—Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
—Senior Portfolio Manager and Co-Head of US Credit: New York.
—BA and MA in Economics, State University of New York at Albany.
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2015.
—Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.
—Portfolio Manager: New York.
—BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Effective April 25, 2023, the portfolio management team is as follows:
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2015.
—Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.
—Portfolio Manager: New York.
—BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Di Kumble, CFA, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
—Senior Portfolio Manager, Head of Tax Managed Equities: New York.
—BS, Beijing University; PhD in Chemistry, Princeton University.

8	|	DWS Global Income Builder Fund

Kelly L. Beam, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
—Fixed Income Portfolio Manager: New York.
—BS in Finance, Lehigh University; MBA, Fordham University.
Daniel Park, Portfolio Manager Multi Asset & Solutions
Portfolio Manager of the fund. Began managing the fund in 2023.
—Joined DWS in 2014.
—Portfolio Manager - Multi Asset & Solutions.
—BA in Economics, University of Bonn; MSc in International Business, Maastricht University.

DWS Global Income Builder Fund	|	9

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/23	10/31/22
Equity	58%	65%
Common Stocks	52%	58%
Preferred Stocks	3%	4%
Exchange-Traded Funds	3%	3%
Warrants	0%	0%
Rights	0%	—
Fixed Income	37%	35%
Corporate Bonds	20%	19%
Asset-Backed	7%	5%
Mortgage-Backed Securities Pass-Throughs	4%	0%
Commercial Mortgage-Backed Securities	2%	3%
Government & Agency Obligations	2%	6%
Short-Term U.S. Treasury Obligation	1%	1%
Collateralized Mortgage Obligations	1%	1%
Loan Participations and Assignments	0%	0%
Cash Equivalents	5%	0%
Cash Equivalents	5%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks, Preferred Stocks, Warrants, Corporate Bonds and Loan Participations and Assignments)	4/30/23	10/31/22
Financials	21%	22%
Information Technology	17%	19%
Health Care	10%	11%
Communication Services	10%	8%
Industrials	8%	7%
Consumer Staples	8%	7%
Consumer Discretionary	7%	7%
Energy	7%	8%
Utilities	5%	4%
Materials	5%	4%
Real Estate	2%	3%
	100%	100%

10	|	DWS Global Income Builder Fund

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	4/30/23	10/31/22
United States	70%	65%
Canada	4%	4%
United Kingdom	4%	3%
Japan	3%	3%
Cayman Islands	3%	3%
Switzerland	2%	2%
Germany	2%	1%
Other	12%	19%
	100%	100%

Five Largest Equity Holdings at April 30, 2023 (7.7% of Net Assets)	Percent
1Apple, Inc.	2.3%
Designs, manufactures and markets personal computers and related computing and mobile-communication devices
2Microsoft Corp.	2.3%
Develops, manufactures, licenses, sells and supports software products
3Alphabet, Inc.	1.1%
Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
4Japan Tobacco, Inc.	1.1%
Manufactures and sells tobacco products
5Amazon.com, Inc.	0.9%
Online retailer offering a wide range of products

Five Largest Fixed-Income Long-Term Securities at April 30, 2023 (6.5% of Net Assets)	Percent
1Dell Equipment Finance Trust	1.9%
5.456%, 3/22/2024
2Federal National Mortgage Association	1.4%
2.00%, 5/1/2053
3Madison Park Funding XXVI Ltd.	1.1%
6.499%, 7/29/2030
4Federal National Mortgage Association	1.1%
2.50%, 5/1/2053
5Federal National Mortgage Association	1.0%
5.50%, 5/1/2053
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 71 for contact information.

DWS Global Income Builder Fund	|	11

Investment Portfolioas of April 30, 2023 (Unaudited)

	Shares	Value ($)
Common Stocks 54.0%
Communication Services 5.6%
Diversified Telecommunication Services 1.5%
AT&T, Inc.	49,258	870,389
BCE, Inc.	30,524	1,467,117
HKT Trust & HKT Ltd. (Units)	119,000	156,176
Spark New Zealand Ltd.	259,681	840,751
Telefonica Deutschland Holding AG	270,191	913,734
TELUS Corp.	15,891	336,856
Verizon Communications, Inc.	105,239	4,086,430
		8,671,453
Entertainment 0.6%
Capcom Co., Ltd.	10,700	402,605
NetEase, Inc. (ADR)	14,105	1,257,179
Netflix, Inc.*	2,381	785,563
Nintendo Co., Ltd.	19,100	804,711
		3,250,058
Interactive Media & Services 2.1%
Alphabet, Inc. “A” *	32,300	3,467,082
Alphabet, Inc. “C” *	30,019	3,248,656
Autohome, Inc. (ADR)	5,472	162,245
JOYY, Inc. (ADR)	14,952	454,989
Meta Platforms, Inc. “A” *	14,168	3,404,854
Tencent Holdings Ltd. (ADR)	38,067	1,688,652
ZoomInfo Technologies, Inc.*	6,569	143,927
		12,570,405
Media 0.5%
Interpublic Group of Companies, Inc.	35,744	1,277,133
Omnicom Group, Inc.	9,297	842,030
Paramount Global “B”	23,852	556,467
Publicis Groupe SA	2,022	165,611
Trade Desk, Inc. “A” *	5,089	327,426
		3,168,667
Wireless Telecommunication Services 0.9%
America Movil SAB de CV*	34,409	739,449
KDDI Corp.	20,700	647,253
The accompanying notes are an integral part of the financial statements.

12	|	DWS Global Income Builder Fund

	Shares	Value ($)
SoftBank Corp.	304,300	3,427,157
Tele2 AB “B”	17,009	180,981
		4,994,840
Consumer Discretionary 4.3%
Automobiles 0.9%
Bayerische Motoren Werke AG	1,440	161,214
Ford Motor Co.	20,674	245,607
Mercedes-Benz Group AG	16,052	1,248,706
Stellantis NV (a)	79,643	1,322,069
Tesla, Inc.*	15,538	2,553,049
		5,530,645
Broadline Retail 1.4%
Alibaba Group Holding Ltd. (ADR)*	9,914	839,617
Amazon.com, Inc.*	47,712	5,031,230
JD.com, Inc. (ADR)	11,682	417,281
Next PLC	6,926	587,618
PDD Holdings, Inc. (ADR)*	4,646	316,625
Wesfarmers Ltd.	31,086	1,073,668
		8,266,039
Hotels, Restaurants & Leisure 0.6%
Booking Holdings, Inc.*	112	300,866
Darden Restaurants, Inc.	9,356	1,421,457
Evolution AB 144A	3,080	411,341
La Francaise des Jeux SAEM 144A	4,991	212,999
Restaurant Brands International, Inc.	9,614	673,977
Starbucks Corp.	3,989	455,903
		3,476,543
Household Durables 0.4%
Electrolux AB “B”	33,597	507,521
Garmin Ltd.	8,940	877,640
Taylor Wimpey PLC	486,716	786,162
		2,171,323
Specialty Retail 0.6%
Best Buy Co., Inc.	12,652	942,827
Home Depot, Inc.	4,462	1,341,010
Industria de Diseno Textil SA	11,072	380,866
TJX Companies, Inc.	10,689	842,507
ZOZO, Inc.	13,400	281,514
		3,788,724
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	13

	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.4%
Kering SA	556	355,195
LVMH Moet Hennessy Louis Vuitton SE	1,452	1,395,234
NIKE, Inc. “B”	3,399	430,721
		2,181,150
Consumer Staples 5.4%
Beverages 0.8%
Ambev SA (ADR)	531,830	1,489,124
Cia Cervecerias Unidas SA (ADR)	13,300	213,731
Coca-Cola Co.	29,152	1,870,101
Coca-Cola Femsa SAB de CV (ADR) (a)	2,001	168,924
PepsiCo, Inc.	5,041	962,277
		4,704,157
Consumer Staples Distribution & Retail 1.0%
Costco Wholesale Corp.	2,780	1,398,952
Jeronimo Martins SGPS SA	43,122	1,089,410
Kesko Oyj “B”	65,393	1,364,484
Koninklijke Ahold Delhaize NV	13,159	452,647
Kroger Co.	7,764	377,563
Sysco Corp.	6,405	491,520
Target Corp.	5,069	799,635
		5,974,211
Food Products 0.4%
Nestle SA (Registered)	11,301	1,448,128
Salmar ASA	14,606	649,196
		2,097,324
Household Products 0.8%
Clorox Co.	3,930	650,886
Kimberly-Clark Corp.	4,376	634,039
Procter & Gamble Co.	20,163	3,153,090
		4,438,015
Personal Products 0.0%
Unilever PLC	3,353	186,940
Tobacco 2.4%
British American Tobacco PLC	52,339	1,925,728
Imperial Brands PLC	105,556	2,610,366
Japan Tobacco, Inc.	310,900	6,700,989
Philip Morris International, Inc.	27,464	2,745,576
		13,982,659
The accompanying notes are an integral part of the financial statements.

14	|	DWS Global Income Builder Fund

	Shares	Value ($)
Energy 3.3%
Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	37,399	2,278,969
Chesapeake Energy Corp.	10,100	835,068
Chevron Corp.	16,559	2,791,516
ConocoPhillips	4,984	512,804
Enbridge, Inc.	77,321	3,074,349
Exxon Mobil Corp.	40,701	4,816,556
ONEOK, Inc.	56,093	3,669,043
Suncor Energy, Inc.	12,173	381,134
Williams Companies, Inc.	29,495	892,519
		19,251,958
Financials 8.3%
Banks 2.4%
Banco Santander Chile (ADR)	31,533	603,857
Bank of Nova Scotia (a)	29,709	1,482,983
Canadian Imperial Bank of Commerce	10,969	459,858
Erste Group Bank AG	16,139	585,744
Fifth Third Bancorp.	18,073	473,513
First International Bank Of Israel Ltd.	35,450	1,286,945
ING Groep NV*	77,009	952,605
Intesa Sanpaolo SpA	370,296	974,912
JPMorgan Chase & Co.	3,448	476,652
KBC Group NV	12,899	921,925
Mediobanca Banca di Credito Finanziario SpA	84,869	910,473
Nordea Bank Abp	73,155	814,209
Regions Financial Corp.	42,043	767,705
Royal Bank of Canada	7,007	695,658
Toronto-Dominion Bank	24,016	1,454,769
Truist Financial Corp.	14,567	474,593
U.S. Bancorp.	4,450	152,546
UniCredit SpA	19,343	382,235
		13,871,182
Capital Markets 2.8%
abrdn PLC	83,351	223,340
Amundi SA 144A	19,980	1,312,899
Ares Management Corp. “A”	18,414	1,612,882
BlackRock, Inc.	2,003	1,344,414
Blackstone, Inc.	25,965	2,319,453
Carlyle Group, Inc.	12,881	390,681
CME Group, Inc.	7,816	1,451,978
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	15

	Shares	Value ($)
Hargreaves Lansdown PLC	49,677	502,466
Hong Kong Exchanges & Clearing Ltd.	16,100	668,709
Julius Baer Group Ltd.	10,314	735,913
Partners Group Holding AG	1,807	1,751,198
S&P Global, Inc.	600	217,548
SBI Holdings, Inc.	29,300	571,358
St. James’s Place PLC	64,369	979,223
T. Rowe Price Group, Inc.	22,045	2,476,315
		16,558,377
Consumer Finance 0.0%
American Express Co.	1,000	161,340
Financial Services 0.7%
Adyen NV 144A*	118	189,272
Mastercard, Inc. “A”	4,285	1,628,429
PayPal Holdings, Inc.*	5,286	401,736
Visa, Inc. “A”	8,862	2,062,453
		4,281,890
Insurance 2.4%
Ageas SA	3,656	162,997
Allianz SE (Registered)	3,591	901,289
Assicurazioni Generali SpA	55,882	1,164,971
Erie Indemnity Co. “A”	1,000	217,330
Fidelity National Financial, Inc.	44,897	1,593,395
Gjensidige Forsikring ASA	41,618	726,544
Hannover Rueck SE	4,653	993,446
Legal & General Group PLC	812,656	2,398,680
Manulife Financial Corp.	107,175	2,116,051
Medibank Pvt Ltd.	166,090	392,683
Poste Italiane SpA 144A	62,309	648,216
Principal Financial Group, Inc.	2,200	164,318
Zurich Insurance Group AG	4,996	2,423,330
		13,903,250
Health Care 6.4%
Biotechnology 1.1%
AbbVie, Inc.	18,059	2,729,076
Amgen, Inc.	6,583	1,578,208
Gilead Sciences, Inc.	20,569	1,690,978
Moderna, Inc.*	2,205	293,023
		6,291,285
The accompanying notes are an integral part of the financial statements.

16	|	DWS Global Income Builder Fund

	Shares	Value ($)
Health Care Equipment & Supplies 0.8%
Abbott Laboratories	11,029	1,218,374
Align Technology, Inc.*	700	227,710
Coloplast AS “B”	4,448	640,282
DexCom, Inc.*	3,905	473,833
Edwards Lifesciences Corp.*	4,505	396,350
Fisher & Paykel Healthcare Corp. Ltd. “C”	10,411	178,523
Hoya Corp.	3,200	335,325
Intuitive Surgical, Inc.*	2,342	705,457
Stryker Corp.	1,438	430,897
		4,606,751
Health Care Providers & Services 0.7%
Cigna Group	2,380	602,830
Elevance Health, Inc.	1,436	672,982
UnitedHealth Group, Inc.	6,371	3,135,105
		4,410,917
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.	467	259,138
West Pharmaceutical Services, Inc.	500	180,620
		439,758
Pharmaceuticals 3.7%
Astellas Pharma, Inc.	23,500	354,920
AstraZeneca PLC	1,131	166,399
Chugai Pharmaceutical Co., Ltd.	13,400	346,637
Eli Lilly & Co.	4,374	1,731,492
GSK PLC	95,891	1,730,361
Hikma Pharmaceuticals PLC	29,194	676,519
Johnson & Johnson	22,878	3,745,129
Merck & Co., Inc.	28,140	3,249,326
Novartis AG (Registered)	26,116	2,667,736
Novo Nordisk AS “B”	11,428	1,899,256
Pfizer, Inc.	68,626	2,668,865
Recordati Industria Chimica e Farmaceutica SpA	10,548	485,835
Roche Holding AG	4,570	1,443,016
Sanofi	6,695	727,676
		21,893,167
Industrials 5.2%
Aerospace & Defense 0.4%
General Dynamics Corp.	3,829	836,024
Lockheed Martin Corp.	2,247	1,043,619
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	17

	Shares	Value ($)
Northrop Grumman Corp.	363	167,441
Singapore Technologies Engineering Ltd.	121,000	329,547
		2,376,631
Air Freight & Logistics 0.7%
Deutsche Post AG (Registered)	34,134	1,639,979
United Parcel Service, Inc. “B”	13,059	2,348,139
		3,988,118
Commercial Services & Supplies 0.0%
Quad Graphics, Inc.*	10	35
Construction & Engineering 0.0%
ACS Actividades de Construccion y Servicios SA	7,519	258,642
Electrical Equipment 0.3%
Emerson Electric Co.	13,527	1,126,258
Rockwell Automation, Inc.	1,629	461,675
		1,587,933
Ground Transportation 0.4%
Aurizon Holdings Ltd.	132,332	300,596
Canadian National Railway Co.	5,368	639,873
Old Dominion Freight Line, Inc.	1,054	337,691
Union Pacific Corp.	5,280	1,033,296
		2,311,456
Industrial Conglomerates 0.7%
3M Co.	22,201	2,358,190
Honeywell International, Inc.	3,999	799,160
Siemens AG (Registered)	4,259	699,836
		3,857,186
Machinery 1.3%
Atlas Copco AB “A”	121,052	1,751,497
Atlas Copco AB “B”	31,124	399,428
Caterpillar, Inc.	5,405	1,182,614
Cummins, Inc.	5,166	1,214,217
Deere & Co.	861	325,475
Kone Oyj “B”	10,953	624,404
Metso Outotec Oyj	21,014	232,396
PACCAR, Inc.	13,003	971,194
Snap-on, Inc.	1,638	424,914
Techtronic Industries Co., Ltd.	39,000	423,205
VAT Group AG 144A	448	157,914
		7,707,258
The accompanying notes are an integral part of the financial statements.

18	|	DWS Global Income Builder Fund

	Shares	Value ($)
Marine Transportation 0.0%
Kuehne + Nagel International AG (Registered)	553	163,622
Professional Services 1.0%
Adecco Group AG (Registered)*	12,112	413,748
Automatic Data Processing, Inc.	4,406	969,320
Nihon M&A Center Holdings, Inc.	34,100	260,277
Paychex, Inc.	19,708	2,165,121
Paycom Software, Inc.*	1,246	361,801
Paylocity Holding Corp.*	1,725	333,425
Robert Half International, Inc.	2,100	153,300
Thomson Reuters Corp.	7,525	989,522
		5,646,514
Trading Companies & Distributors 0.4%
Fastenal Co.	29,635	1,595,548
ITOCHU Corp.	12,500	414,956
Marubeni Corp.	11,600	164,498
Mitsui & Co., Ltd.	5,200	162,426
United Rentals, Inc.	500	180,555
		2,517,983
Information Technology 11.2%
Communications Equipment 0.7%
Cisco Systems, Inc.	83,265	3,934,271
Telefonaktiebolaget LM Ericsson “B”	27,198	149,815
		4,084,086
Electronic Equipment, Instruments & Components 0.2%
Venture Corp., Ltd.	69,100	882,475
IT Services 1.1%
Accenture PLC “A”	3,067	859,650
Cloudflare, Inc. “A” *	2,668	125,529
EPAM Systems, Inc.*	1,246	351,920
Infosys Ltd. (ADR)	88,368	1,373,239
International Business Machines Corp.	16,076	2,032,167
MongoDB, Inc.*	1,611	386,576
Obic Co., Ltd.	1,900	292,941
Otsuka Corp.	15,300	557,657
Shopify, Inc. “A” *	10,352	501,535
Twilio, Inc. “A” *	2,505	131,788
		6,613,002
Semiconductors & Semiconductor Equipment 3.7%
Advanced Micro Devices, Inc.*	4,674	417,715
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	19

	Shares	Value ($)
ASE Technology Holding Co., Ltd. (ADR) (a)	339,063	2,325,972
ASML Holding NV	929	588,879
Broadcom, Inc.	4,065	2,546,722
Enphase Energy, Inc.*	1,397	229,387
Intel Corp.	66,553	2,067,136
Lam Research Corp.	746	390,964
Lasertec Corp.	1,600	217,293
Monolithic Power Systems, Inc.	932	430,556
NVIDIA Corp.	14,065	3,902,897
QUALCOMM, Inc.	5,112	597,082
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	30,118	2,538,947
Texas Instruments, Inc.	16,149	2,700,113
Tokyo Electron Ltd.	9,900	1,131,215
United Microelectronics Corp. (ADR)* (a)	217,300	1,744,919
		21,829,797
Software 3.2%
Adobe, Inc.*	2,952	1,114,557
Cadence Design Systems, Inc.*	2,809	588,345
Fortinet, Inc.*	2,393	150,879
Intuit, Inc.	5,664	2,514,533
Microsoft Corp.	43,573	13,388,240
Salesforce, Inc.*	1,280	253,914
ServiceNow, Inc.*	1,382	634,918
Synopsys, Inc.*	500	185,660
		18,831,046
Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	80,264	13,619,195
Materials 2.0%
Chemicals 0.9%
Air Products & Chemicals, Inc.	2,738	805,958
Albemarle Corp.	1,246	231,083
BASF SE	6,686	344,847
Dow, Inc.	30,002	1,632,109
Ems-chemie Holding AG (Registered)*	466	382,464
LyondellBasell Industries NV “A”	9,042	855,464
Shin-Etsu Chemical Co., Ltd.	44,000	1,257,336
		5,509,261
Containers & Packaging 0.1%
Amcor PLC	31,111	341,288
International Paper Co.	4,444	147,141
		488,429
The accompanying notes are an integral part of the financial statements.

20	|	DWS Global Income Builder Fund

	Shares	Value ($)
Metals & Mining 1.0%
Antofagasta PLC	26,354	484,947
Gold Fields Ltd. (ADR)	29,400	457,464
Norsk Hydro ASA	163,028	1,202,851
Nucor Corp.	2,271	336,517
Rio Tinto PLC	36,635	2,326,765
Steel Dynamics, Inc.	1,675	174,116
Vale SA (ADR)	54,900	791,109
		5,773,769
Real Estate 1.2%
Retail REITs 0.3%
Simon Property Group, Inc.	18,115	2,052,792
Specialized REITs 0.9%
Extra Space Storage, Inc.	2,205	335,248
Gaming and Leisure Properties, Inc.	31,054	1,614,808
Iron Mountain, Inc.	17,711	978,356
Public Storage	6,900	2,034,327
VICI Properties, Inc.	7,961	270,196
		5,232,935
Utilities 1.1%
Electric Utilities 0.7%
CK Infrastructure Holdings Ltd.	109,000	621,007
Enel SpA	95,267	650,623
NRG Energy, Inc.	13,100	447,627
Power Assets Holdings Ltd.	233,000	1,332,591
SSE PLC	51,454	1,190,036
		4,241,884
Gas Utilities 0.2%
Snam SpA	140,559	780,391
UGI Corp.	7,800	264,264
		1,044,655
Multi-Utilities 0.2%
E.ON SE	78,349	1,035,967
Total Common Stocks (Cost $267,768,140)		316,777,699
Preferred Stocks 3.5%
Communication Services 0.4%
AT&T, Inc., 5.35%	100,000	2,372,000
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	21

	Shares	Value ($)
Consumer Discretionary 0.1%
Bayerische Motoren Werke AG, 6.003%	6,834	726,264
Financials 2.5%
AGNC Investment Corp., Series C, 10.413%	64,439	1,597,443
Charles Schwab Corp., Series D, 5.95%	75,000	1,887,750
Fifth Third Bancorp., Series I, 6.625%	75,000	1,837,500
KeyCorp., Series E, 6.125%	75,000	1,686,750
Morgan Stanley, Series K, 5.85%	75,000	1,875,750
Regions Financial Corp., Series B, 6.375%	80,000	1,916,800
The Goldman Sachs Group, Inc., Series J, 5.5%	73,000	1,832,300
Wells Fargo & Co., Series Y, 5.625%	75,000	1,773,750
		14,408,043
Real Estate 0.5%
Kimco Realty Corp., Series L, 5.125%	75,000	1,701,000
Prologis, Inc., Series Q, 8.54%	236	13,356
Simon Property Group, Inc., Series J, 8.375%	17,000	986,000
		2,700,356
Total Preferred Stocks (Cost $22,680,227)		20,206,663
Rights 0.0%
Health Care
Contra Abiomed, Inc.* (b) (Cost $1,122)	1,100	1,122
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $90,210)	506	31,126

	Principal Amount ($) (c)	Value ($)
Corporate Bonds 20.6%
Communication Services 1.9%
America Movil SAB de CV, 4.375%, 4/22/2049	700,000	624,514
AT&T, Inc.:
2.25%, 2/1/2032	368,000	300,663
3.65%, 6/1/2051	560,000	417,521
CCO Holdings LLC, 144A, 5.125%, 5/1/2027	1,725,000	1,627,658
The accompanying notes are an integral part of the financial statements.

22	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
Charter Communications Operating LLC:
3.5%, 3/1/2042	279,000	188,403
3.7%, 4/1/2051	235,000	149,039
Discovery Communications LLC, 4.0%, 9/15/2055	200,000	131,445
Grupo Televisa SAB, 5.25%, 5/24/2049	1,700,000	1,594,952
Meituan, 144A, 2.125%, 10/28/2025	505,000	462,752
Netflix, Inc., 5.875%, 11/15/2028	812,000	853,081
Rogers Communications, Inc., 144A, 3.8%, 3/15/2032	854,000	768,973
Tencent Holdings Ltd., REG S, 2.39%, 6/3/2030	1,700,000	1,438,596
T-Mobile U.S.A., Inc.:
3.3%, 2/15/2051	700,000	499,555
3.375%, 4/15/2029	635,000	582,004
3.6%, 11/15/2060	145,000	103,449
4.375%, 4/15/2040	335,000	300,891
5.65%, 1/15/2053	650,000	670,459
Verizon Communications, Inc.:
2.65%, 11/20/2040	225,000	159,681
3.7%, 3/22/2061	300,000	222,841
		11,096,477
Consumer Discretionary 1.1%
Ford Motor Co., 3.25%, 2/12/2032	600,000	465,310
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	600,000	532,202
2.9%, 2/16/2028	686,000	593,823
3.375%, 11/13/2025	750,000	696,494
3.625%, 6/17/2031	410,000	337,988
General Motors Co., 5.6%, 10/15/2032	1,500,000	1,469,559
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	500,000	394,755
3.1%, 1/12/2032	510,000	416,593
5.4%, 4/6/2026	400,000	400,213
Lowe’s Companies, Inc., 5.625%, 4/15/2053	300,000	301,750
Warnermedia Holdings, Inc.:
144A, 5.05%, 3/15/2042	320,000	264,672
144A, 5.141%, 3/15/2052	575,000	459,458
		6,332,817
Consumer Staples 0.9%
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046	965,000	956,270
Anheuser-Busch InBev Worldwide, Inc., 4.35%, 6/1/2040	270,000	256,514
JBS USA LUX SA:
144A, 2.5%, 1/15/2027	1,470,000	1,308,903
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	23

	Principal Amount ($) (c)	Value ($)
144A, 3.625%, 1/15/2032	470,000	394,654
Kenvue, Inc., 144A, 5.2%, 3/22/2063	150,000	155,980
Kraft Heinz Foods Co., 4.375%, 6/1/2046	580,000	507,560
Philip Morris International, Inc.:
5.125%, 2/15/2030	850,000	858,851
5.625%, 11/17/2029	340,000	355,128
5.75%, 11/17/2032	260,000	273,066
		5,066,926
Energy 2.4%
BP Capital Markets PLC, 4.375%, Perpetual (d)	1,250,000	1,199,140
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	1,000,000	1,007,888
Cheniere Energy Partners LP:
4.0%, 3/1/2031	1,250,000	1,118,032
4.5%, 10/1/2029	1,100,000	1,034,920
Ecopetrol SA, 6.875%, 4/29/2030	1,700,000	1,535,918
Enbridge, Inc., 5.7%, 3/8/2033	400,000	415,396
Energy Transfer LP, 5.0%, 5/15/2050	1,159,000	983,795
Enterprise Products Operating LLC:
3.3%, 2/15/2053	510,000	367,185
4.2%, 1/31/2050	741,000	620,201
Occidental Petroleum Corp., 8.875%, 7/15/2030	1,700,000	1,997,500
ONEOK, Inc., 6.1%, 11/15/2032	240,000	250,914
Targa Resources Corp., 6.5%, 2/15/2053	450,000	459,671
Targa Resources Partners LP, 6.5%, 7/15/2027	1,750,000	1,783,155
Williams Companies, Inc.:
4.65%, 8/15/2032	670,000	650,233
5.65%, 3/15/2033	520,000	538,854
		13,962,802
Financials 5.9%
AerCap Ireland Capital DAC, 1.75%, 1/30/2026	388,000	348,099
Air Lease Corp., Series C, 4.125%, Perpetual (d)	1,450,000	965,952
Aircastle Ltd., Series A, 144A, 5.25%, Perpetual (d)	690,000	500,676
Ally Financial, Inc., Series B, 4.7%, Perpetual (d)	3,000,000	2,212,500
Ares Capital Corp., 2.875%, 6/15/2027	930,000	812,113
Banco Nacional de Panama, 144A, 2.5%, 8/11/2030	600,000	478,500
Bank of America Corp.:
SOFR + 1.33%, 2.972%, 2/4/2033	760,000	641,582
Series RR, 4.375%, Perpetual (d)	4,000,000	3,410,000
Bank of New York Mellon Corp.:
3.7%, Perpetual (d)	1,069,000	944,045
3.75%, Perpetual (d)	2,051,000	1,713,898
The accompanying notes are an integral part of the financial statements.

24	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
Blackstone Secured Lending Fund:
2.85%, 9/30/2028	610,000	502,558
3.625%, 1/15/2026	925,000	850,218
Capital One Financial Corp., Series M, 3.95%, Perpetual (d)	1,520,000	1,121,210
Citigroup, Inc., 3.057%, 1/25/2033	400,000	341,028
Enstar Finance LLC, 5.5%, 1/15/2042	1,100,000	791,886
Five Corners Funding Trust III, 144A, 5.791%, 2/15/2033	400,000	408,995
HSBC Holdings PLC:
6.332%, 3/9/2044	750,000	789,958
7.39%, 11/3/2028	566,000	609,271
KKR Group Finance Co., XII LLC, 144A, 4.85%, 5/17/2032	760,000	736,346
Lloyds Banking Group PLC, 4.716%, 8/11/2026	340,000	335,436
MDGH GMTN RSC Ltd., REG S, 3.7%, 11/7/2049	245,000	201,203
Morgan Stanley, 2.484%, 9/16/2036	789,000	606,434
Natwest Group PLC, 6.016%, 3/2/2034	290,000	301,398
Nippon Life Insurance Co., 144A, 2.75%, 1/21/2051	700,000	579,104
PNC Financial Services Group, Inc.:
Series T, 3.4%, Perpetual (d)	1,740,000	1,331,230
Series W, 6.25%, Perpetual (d)	2,385,000	2,185,852
REC Ltd.:
144A, 4.75%, 5/19/2023	426,000	425,821
144A, 5.25%, 11/13/2023	570,000	570,285
Societe Generale SA:
144A, 5.375%, Perpetual (d)	1,650,000	1,155,000
144A, 6.221%, 6/15/2033	1,275,000	1,201,813
144A, 9.375%, Perpetual (d)	660,000	626,604
State Street Corp., 4.164%, 8/4/2033	730,000	691,355
Synchrony Bank:
5.4%, 8/22/2025	420,000	400,526
5.625%, 8/23/2027	250,000	237,734
The Charles Schwab Corp., Series I, 4.0%, Perpetual (d)	1,555,000	1,304,287
The Goldman Sachs Group, Inc., Series T, 3.8%, Perpetual (d)	1,050,000	870,187
Truist Financial Corp.:
Series N, 4.8%, Perpetual (d)	2,000,000	1,737,500
5.122%, 1/26/2034	460,000	446,018
U.S. Bancorp:
4.839%, 2/1/2034	680,000	651,211
SOFR + 2.09%, 5.85%, 10/21/2033	330,000	339,699
UBS Group AG, 144A, 4.375%, Perpetual (d)	743,000	512,487
		34,890,019
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	25

	Principal Amount ($) (c)	Value ($)
Health Care 1.5%
Amgen, Inc.:
5.25%, 3/2/2033	460,000	473,293
5.65%, 3/2/2053	410,000	424,739
Centene Corp.:
2.45%, 7/15/2028	360,000	312,850
2.625%, 8/1/2031	790,000	646,899
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	1,750,000	1,535,513
CVS Health Corp.:
5.05%, 3/25/2048	1,000,000	933,525
5.25%, 2/21/2033	750,000	766,054
Elevance Health, Inc., 6.1%, 10/15/2052	150,000	167,310
Eli Lilly & Co., 4.875%, 2/27/2053	440,000	459,792
HCA, Inc., 4.125%, 6/15/2029	600,000	568,857
Humana, Inc., 5.875%, 3/1/2033	200,000	215,423
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026	2,700,000	2,439,671
		8,943,926
Industrials 1.1%
American Airlines, Inc., 144A, 5.5%, 4/20/2026	620,000	608,836
Block, Inc., 2.75%, 6/1/2026	200,000	181,003
Boeing Co., 5.805%, 5/1/2050	635,000	631,600
Delta Air Lines, Inc., 3.75%, 10/28/2029	865,000	773,728
Empresa de los Ferrocarriles del Estado, 144A, 3.068%, 8/18/2050	239,000	150,489
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	935,000	933,504
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	1,400,000	1,393,334
Raytheon Technologies Corp., 5.375%, 2/27/2053	475,000	499,426
Republic Services, Inc., 5.0%, 4/1/2034	420,000	429,661
United Rentals North America, Inc., 144A, 6.0%, 12/15/2029	620,000	629,231
		6,230,812
Information Technology 1.7%
Broadcom, Inc., 144A, 2.6%, 2/15/2033	350,000	276,214
Dell International LLC, 5.3%, 10/1/2029	485,000	490,236
Hewlett Packard Enterprise Co., 5.9%, 10/1/2024	1,700,000	1,718,094
HP, Inc., 5.5%, 1/15/2033	1,200,000	1,190,774
Intel Corp., 5.125%, 2/10/2030	700,000	716,959
Micron Technology, Inc., 6.75%, 11/1/2029	1,200,000	1,264,587
The accompanying notes are an integral part of the financial statements.

26	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
MSCI, Inc.:
144A, 3.25%, 8/15/2033	240,000	195,000
144A, 3.625%, 9/1/2030	435,000	375,261
NXP BV:
2.65%, 2/15/2032	338,000	277,882
3.125%, 2/15/2042	310,000	220,439
Open Text Corp., 144A, 3.875%, 2/15/2028	1,150,000	1,019,027
Oracle Corp.:
3.6%, 4/1/2050	45,000	31,996
3.65%, 3/25/2041	675,000	523,477
5.55%, 2/6/2053	270,000	259,399
6.9%, 11/9/2052	605,000	677,798
SK Hynix, Inc., 144A, 1.5%, 1/19/2026	947,000	837,565
		10,074,708
Materials 1.4%
AngloGold Ashanti Holdings PLC, 3.75%, 10/1/2030	800,000	705,960
Berry Global, Inc., 1.65%, 1/15/2027	1,750,000	1,536,274
Braskem Netherlands Finance BV, 144A, 7.25%, 2/13/2033	1,150,000	1,101,229
Celanese U.S. Holdings LLC:
5.9%, 7/5/2024	1,250,000	1,251,378
6.165%, 7/15/2027	1,100,000	1,113,475
Corp. Nacional del Cobre de Chile:
144A, 3.15%, 1/15/2051	200,000	139,578
144A, 5.125%, 2/2/2033	420,000	425,167
Dow Chemical Co., 6.9%, 5/15/2053	310,000	357,452
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025	1,511,000	1,499,668
Nutrien Ltd., 5.8%, 3/27/2053	210,000	218,151
		8,348,332
Real Estate 0.2%
Boston Properties LP:
(REIT), 2.55%, 4/1/2032	535,000	402,110
(REIT), 6.75%, 12/1/2027	490,000	498,867
		900,977
Utilities 2.5%
American Electric Power Co., Inc., 5.625%, 3/1/2033	370,000	387,602
CMS Energy Corp., 3.75%, 12/1/2050	2,600,000	1,955,906
Duke Energy Corp., 3.25%, 1/15/2082	1,350,000	1,019,250
Duke Energy Florida LLC, 5.95%, 11/15/2052	270,000	307,391
Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028	1,425,000	1,339,500
New England Power Co., 144A, 5.936%, 11/25/2052	240,000	263,054
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	27

	Principal Amount ($) (c)		Value ($)
NextEra Energy Operating Partners LP:
144A, 3.875%, 10/15/2026		1,035,000	969,019
144A, 4.25%, 7/15/2024		1,050,000	1,034,229
NRG Energy, Inc., 144A, 2.45%, 12/2/2027		1,370,000	1,189,670
Pacific Gas and Electric Co.:
2.5%, 2/1/2031		130,000	105,343
3.25%, 6/1/2031		490,000	414,447
3.3%, 8/1/2040		370,000	258,935
5.45%, 6/15/2027		550,000	546,238
Pacificorp., 5.35%, 12/1/2053		655,000	681,928
Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	1,505,000	1,596,321
Sempra Energy, 4.125%, 4/1/2052		1,880,000	1,522,502
Southern Co., Series 21-A, 3.75%, 9/15/2051		1,241,000	1,056,062
			14,647,397
Total Corporate Bonds (Cost $135,241,871)			120,495,193
Asset-Backed 6.8%
Automobile Receivables 0.3%
Hertz Vehicle Financing III LLC, “C” , Series 2023-1A, 144A, 6.91%, 6/25/2027		1,270,000	1,275,189
JPMorgan Chase Bank NA, “E” , Series 2021-1, 144A, 2.365%, 9/25/2028		620,075	599,572
			1,874,761
Miscellaneous 6.5%
CF Hippolyta Issuer LLC, “B1” , Series 2021-1A, 144A, 1.98%, 3/15/2061		2,949,861	2,525,068
DB Master Finance LLC, “A23” , Series 2021-1A, 144A, 2.791%, 11/20/2051		6,295,313	5,068,734
Dell Equipment Finance Trust, “A1” , Series 2023-1, 144A, 5.456%, 3/22/2024		11,486,313	11,484,768
Madison Park Funding XXVI Ltd., “AR” , Series 2007-4A, 144A, 3-month USD-LIBOR + 1.2%, 6.499% (e), 7/29/2030		6,374,971	6,341,726
Mosaic Solar Loan Trust, “B” , Series 2023-1A, 144A, 6.92%, 6/20/2053		1,532,128	1,514,941
Octagon Investment Partners Ltd., “A1R” , Series 2019-4A, 144A, 3-month USD-LIBOR + 1.15%, 6.023% (e), 5/12/2031		4,500,000	4,449,496
The accompanying notes are an integral part of the financial statements.

28	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
Venture 37 CLO Ltd., “A1R” , Series 2019-37A, 144A, 3-month USD-LIBOR + 1.15%, 6.41% (e), 7/15/2032	4,690,000	4,604,755
Wendy’s Funding LLC, “A2II” , Series 2021-1A, 144A, 2.775%, 6/15/2051	2,521,095	2,035,711
		38,025,199
Total Asset-Backed (Cost $41,641,364)		39,899,960
Mortgage-Backed Securities Pass-Throughs 4.5%
Federal National Mortgage Association:
2.0%, 5/1/2053 (f)	10,000,000	8,312,900
2.5%, 5/1/2053 (f)	7,000,000	6,054,979
5.0%, 5/1/2053 (f)	6,000,000	5,963,964
5.5%, 5/1/2053 (f)	6,000,000	6,049,620
Government National Mortgage Association, 6.5%, 8/20/2034	16,531	17,460
Total Mortgage-Backed Securities Pass-Throughs (Cost $26,512,628)		26,398,923
Commercial Mortgage-Backed Securities 2.5%
Citigroup Commercial Mortgage Trust:
“C” , Series 2019-PRM, 144A, 3.896%, 5/10/2036	2,516,145	2,481,080
“D” , Series 2019-PRM, 144A, 4.35%, 5/10/2036	2,625,000	2,590,712
Credit Suisse Commercial Mortgage Trust:
“A” , Series 2020-TMIC, 144A, 1-month USD-LIBOR + 3.5%, 8.448% (e), 12/15/2035	4,300,000	4,261,208
“B” , Series 2020-TMIC, 144A, 1-month USD-LIBOR + 5.5%, 10.448% (e), 12/15/2035	4,300,000	4,243,463
Freddie Mac Multifamily Structured Credit Risk, “M2” , Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 8.31% (e), 1/25/2051	1,098,000	980,290
Total Commercial Mortgage-Backed Securities (Cost $15,005,420)		14,556,753
Collateralized Mortgage Obligations 0.8%
Connecticut Avenue Securities Trust:
“1M2” , Series 2020-R01, 144A, 1-month USD-LIBOR + 2.05%, 7.07% (e), 1/25/2040	405,987	407,000
“1M2” , Series 2019-R03, 144A, 1-month USD-LIBOR + 2.15%, 7.17% (e), 9/25/2031	23,636	23,636
“1M2” , Series 2019-R02, 144A, 1-month USD-LIBOR + 2.3%, 7.32% (e), 8/25/2031	26,500	26,500
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	29

	Principal Amount ($) (c)	Value ($)
Federal National Mortgage Association, “I” , Series 2003-84, Interest Only, 6.0%, 9/25/2033	128,809	22,914
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2” , Series 2020-DNA2, 144A, 1-month USD-LIBOR + 1.85%, 6.87% (e), 2/25/2050	2,137,454	2,134,779
“M2” , Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.45%, 7.47% (e), 3/25/2049	1,388,310	1,400,875
JPMorgan Mortgage Trust, “AM” , Series 2016-3, 144A, 3.245%, 10/25/2046	882,008	811,414
Total Collateralized Mortgage Obligations (Cost $4,879,522)		4,827,118
Government & Agency Obligations 2.3%
Sovereign Bonds 0.5%
Brazilian Government International Bond, 3.875%, 6/12/2030	947,000	845,972
Indonesia Government International Bond, 3.85%, 10/15/2030	1,700,000	1,634,938
United Mexican States, 3.5%, 2/12/2034	260,000	223,296
		2,704,206
U.S. Treasury Obligations 1.8%
U.S. Treasury Bills, 4.747% (g), 10/5/2023 (h)	5,000,000	4,894,892
U.S. Treasury Notes, 3.5%, 2/15/2033	5,923,400	5,958,570
		10,853,462
Total Government & Agency Obligations (Cost $14,045,754)		13,557,668
Loan Participations and Assignments 0.4%
Senior Loans (e)
Hilton Domestic Operating Co., Inc., Term Loan B2, 30-day average SOFR + 1.75%, 6.821%, 6/22/2026	1,389,236	1,388,652
TransDigm, Inc., Term Loan I, 90-day average SOFR + 3.25%, 8.148%, 8/24/2028	1,051,932	1,052,285
		2,440,937
Total Loan Participations and Assignments (Cost $2,442,380)		2,440,937

	Shares	Value ($)
Exchange-Traded Funds 2.9%
SPDR Bloomberg Convertible Securities ETF (Cost $13,817,168)	259,040	17,104,411
The accompanying notes are an integral part of the financial statements.

30	|	DWS Global Income Builder Fund

	Shares	Value ($)
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 4.74% (i) (j) (Cost $6,077,062)	6,077,062	6,077,062
Cash Equivalents 5.6%
DWS Central Cash Management Government Fund, 4.81% (i) (Cost $32,992,949)	32,992,949	32,992,949

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $583,195,817)	104.9	615,367,584
Other Assets and Liabilities, Net	(4.9)	(28,861,072)
Net Assets	100.0	586,506,512
A summary of the Fund’s transactions with affiliated investments during the period ended April 30, 2023 are as follows:
Value ($) at 10/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 4/30/2023	Value ($) at 4/30/2023
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 4.74% (i) (j)
—	6,077,062 (k)	—	—	—	15,791	—	6,077,062	6,077,062
Cash Equivalents 5.6%
DWS Central Cash Management Government Fund, 4.81% (i)
847,361	144,386,173	112,240,585	—	—	248,714	—	32,992,949	32,992,949
847,361	150,463,235	112,240,585	—	—	264,505	—	39,070,011	39,070,011

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at April 30, 2023 amounted to $5,890,441, which is 1.0% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Principal amount stated in U.S. dollars unless otherwise noted.
(d)	Perpetual, callable security with no stated maturity date.
(e)
Variable or floating rate security. These securities are shown at their current rate as of
April 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	31

(f)	When-issued or delayed delivery securities included.
(g)	Annualized yield at time of purchase; not a coupon rate.
(h)	At April 30, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended April 30, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
CLO: Collateralized Loan Obligation
Interest Only: Interest Only (IO) bonds represent the “interest only”  portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

MSCI: Morgan Stanley Capital International
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
S&P: Standard & Poor’s
SOC: State Owned Company
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor’s Depositary Receipt
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The transition process from LIBOR towards its expected replacement reference rate with the Secured Overnight Financing Rate (SOFR) for US Dollar LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate (LIBOR) Act in March 2022 , and the adoption of implementing regulations in December 2022, which will replace LIBOR-based benchmark rates in instruments with no, or insufficient, alternative rate-setting provisions with a SOFR-based rate following the cessation of LIBOR. However, the Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
The accompanying notes are an integral part of the financial statements.

32	|	DWS Global Income Builder Fund

At April 30, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
MSCI E-Mini Emerging Market Index	USD	6/16/2023	352	16,965,498	17,321,920	356,422
TOPIX Index	JPY	6/8/2023	41	5,881,695	6,193,108	311,413
Ultra 10 Year U.S. Treasury Note	USD	6/21/2023	80	9,342,706	9,716,250	373,544
Ultra Long U.S. Treasury Bond	USD	6/21/2023	158	21,295,859	22,342,187	1,046,328
Total unrealized appreciation						2,087,707
At April 30, 2023, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	6/30/2023	98	10,498,773	10,754,734	(255,961)
Euro-Schatz	EUR	6/8/2023	138	15,916,138	16,069,180	(153,042)
S&P 500 E-Mini Index	USD	6/16/2023	123	23,931,323	25,759,275	(1,827,952)
Total unrealized depreciation						(2,236,955)

At April 30, 2023, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	19,930,057	EUR	18,608,896	6/8/2023	617,447	Bank of America
Currency Abbreviation(s)

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	33

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments,
The accompanying notes are an integral part of the financial statements.

34	|	DWS Global Income Builder Fund

please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$25,116,444	$7,538,979	$—	$32,655,423
Consumer Discretionary	16,690,317	8,724,107	—	25,414,424
Consumer Staples	14,955,418	16,427,888	—	31,383,306
Energy	19,251,958	—	—	19,251,958
Financials	25,200,457	23,575,582	—	48,776,039
Health Care	25,989,393	11,652,485	—	37,641,878
Industrials	22,018,407	8,396,971	—	30,415,378
Information Technology	62,039,326	3,820,275	—	65,859,601
Materials	5,772,249	5,999,210	—	11,771,459
Real Estate	7,285,727	—	—	7,285,727
Utilities	711,891	5,610,615	—	6,322,506
Preferred Stocks (a)	19,480,399	726,264	—	20,206,663
Rights	—	—	1,122	1,122
Warrants	—	—	31,126	31,126
Corporate Bonds (a)	—	120,495,193	—	120,495,193
Asset-Backed (a)	—	39,899,960	—	39,899,960
Mortgage-Backed Securities Pass-Throughs	—	26,398,923	—	26,398,923
Commercial Mortgage-Backed Securities	—	14,556,753	—	14,556,753
Collateralized Mortgage Obligations	—	4,827,118	—	4,827,118
Government & Agency Obligations (a)	—	13,557,668	—	13,557,668
Loan Participations and Assignments	—	2,440,937	—	2,440,937
Exchange-Traded Funds	17,104,411	—	—	17,104,411
Short-Term Investments	39,070,011	—	—	39,070,011
Derivatives (b)
Futures Contracts	2,087,707	—	—	2,087,707
Forward Foreign Currency Contracts	—	617,447	—	617,447
Total	$302,774,115	$315,266,375	$32,248	$618,072,738

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	35

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(2,236,955)	$—	$—	$(2,236,955)
Total	$(2,236,955)	$—	$—	$(2,236,955)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

36	|	DWS Global Income Builder Fund

Statement of Assets and Liabilities
as of April 30, 2023 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $544,125,806) — including $5,890,441 of securities loaned	$576,297,573
Investment in DWS Government & Agency Securities Portfolio (cost $6,077,062)*	6,077,062
Investment in DWS Central Cash Management Government Fund (cost $32,992,949)	32,992,949
Cash	19,804
Foreign currency, at value (cost $323,552)	317,363
Receivable for investments sold	1,334,025
Receivable for Fund shares sold	56,103
Dividends receivable	1,061,821
Interest receivable	2,046,573
Receivable for variation margin on futures contracts	258,841
Unrealized appreciation on forward foreign currency contracts	617,447
Foreign taxes recoverable	661,546
Other assets	48,829
Total assets	621,789,936
Liabilities
Payable upon return of securities loaned	6,077,062
Payable for investments purchased	1,615,256
Payable for investments purchased — when-issued/delayed delivery securities	26,523,151
Payable for Fund shares redeemed	377,583
Accrued management fee	178,253
Accrued Trustees' fees	8,533
Other accrued expenses and payables	503,586
Total liabilities	35,283,424
Net assets, at value	$586,506,512
Net Assets Consist of
Distributable earnings (loss)	13,556,801
Paid-in capital	572,949,711
Net assets, at value	$586,506,512
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	37

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($420,565,594 ÷ 47,568,558 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.84
Maximum offering price per share (100 ÷ 94.25 of $8.84)	$9.38
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,619,324 ÷ 409,418 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.84
Class R6
Net Asset Value, offering and redemption price per share ($10,193,607 ÷ 1,155,089 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.82
Class S
Net Asset Value, offering and redemption price per share ($133,085,578 ÷ 15,055,593 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.84
Institutional Class
Net Asset Value, offering and redemption price per share ($19,042,409 ÷ 2,156,861 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.83
The accompanying notes are an integral part of the financial statements.

38	|	DWS Global Income Builder Fund

Statement of Operations
for the six months ended April 30, 2023 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $395,845)	$6,344,569
Interest	4,731,109
Income distributions — DWS Central Cash Management Government Fund	248,714
Securities lending income, net of borrower rebates	15,791
Total income	11,340,183
Expenses:
Management fee	1,073,292
Administration fee	281,377
Services to shareholders	435,553
Distribution and service fees	492,036
Custodian fee	26,120
Professional fees	64,370
Reports to shareholders	37,414
Registration fees	47,128
Trustees' fees and expenses	13,510
Other	29,997
Total expenses	2,500,797
Net investment income	8,839,386
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,444,949)
Swap contracts	1,414,034
Futures	(492,004)
Forward foreign currency contracts	1,418,026
Foreign currency	91,316
986,423
Change in net unrealized appreciation (depreciation) on:
Investments	41,727,840
Swap contracts	(1,367,909)
Futures	3,489,899
Forward foreign currency contracts	607,004
Foreign currency	(1,036,892)
43,419,942
Net gain (loss)	44,406,365
Net increase (decrease) in net assets resulting from operations	$53,245,751
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	39

Statements of Changes in Net Assets
	Six Months Ended April 30, 2023	Year Ended October 31,
Increase (Decrease) in Net Assets	(Unaudited)	2022
Operations:
Net investment income	$8,839,386	$16,356,939
Net realized gain (loss)	986,423	(21,656,764)
Change in net unrealized appreciation (depreciation)	43,419,942	(123,406,386)
Net increase (decrease) in net assets resulting from operations	53,245,751	(128,706,211)
Distributions to shareholders:
Class A	(5,385,252)	(50,480,124)
Class C	(34,319)	(551,768)
Class R6	(140,914)	(1,082,620)
Class S	(1,833,076)	(16,837,697)
Institutional Class	(271,535)	(2,459,495)
Total distributions	(7,665,096)	(71,411,704)
Fund share transactions:
Proceeds from shares sold	8,064,827	17,236,343
Reinvestment of distributions	7,358,876	68,679,024
Payments for shares redeemed	(40,701,243)	(83,535,756)
Net increase (decrease) in net assets from Fund share transactions	(25,277,540)	2,379,611
Increase (decrease) in net assets	20,303,115	(197,738,304)
Net assets at beginning of period	566,203,397	763,941,701
Net assets at end of period	$586,506,512	$566,203,397

The accompanying notes are an integral part of the financial statements.

40	|	DWS Global Income Builder Fund

Financial Highlights
DWS Global Income Builder Fund — Class A
	Six Months Ended 4/30/23	Years Ended October 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$8.17	$11.01	$9.26	$9.55	$8.97	$10.06
Income (loss) from investment operations:
Net investment income[a]	.13	.23	.23	.22	.28	.28
Net realized and unrealized gain (loss)	.65	(2.04)	1.74	(.23 )	.73	(.36 )
Total from investment operations	.78	(1.81)	1.97	(.01 )	1.01	(.08 )
Less distributions from:
Net investment income	(.11 )	(.23 )	(.22 )	(.28 )	(.36 )	(.34 )
Net realized gains	—	(.80 )	—	—	(.07 )	(.67 )
Total distributions	(.11 )	(1.03)	(.22 )	(.28 )	(.43 )	(1.01)
Net asset value, end of period	$8.84	$8.17	$11.01	$9.26	$9.55	$8.97
Total Return (%)[b]	9.48 *	(17.80)	21.39	.07	11.57	(1.11)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	421	404	543	487	538	534
Ratio of expenses (%)	.91 **	.89	.88	.89	.91	.90
Ratio of net investment income (%)	3.00 **	2.40	2.13	2.38	3.02	2.93
Portfolio turnover rate (%)	54 *	88	124	131	161	67

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	41

DWS Global Income Builder Fund — Class C
	Six Months Ended 4/30/23	Years Ended October 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$8.17	$11.01	$9.25	$9.55	$8.96	$10.05
Income (loss) from investment operations:
Net investment income[a]	.09	.15	.14	.15	.21	.21
Net realized and unrealized gain (loss)	.66	(2.04)	1.76	(.24 )	.73	(.37 )
Total from investment operations	.75	(1.89)	1.90	(.09 )	.94	(.16 )
Less distributions from:
Net investment income	(.08 )	(.15 )	(.14 )	(.21 )	(.28 )	(.26 )
Net realized gains	—	(.80 )	—	—	(.07 )	(.67 )
Total distributions	(.08 )	(.95 )	(.14 )	(.21 )	(.35 )	(.93 )
Net asset value, end of period	$8.84	$8.17	$11.01	$9.25	$9.55	$8.96
Total Return (%)[b]	9.15 *	(18.58)	20.54	(.82 )	10.83	(1.91)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	7	8	9	10
Ratio of expenses (%)	1.76 **	1.72	1.70	1.69	1.68	1.65
Ratio of net investment income (%)	2.13 **	1.54	1.32	1.58	2.26	2.18
Portfolio turnover rate (%)	54 *	88	124	131	161	67

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

42	|	DWS Global Income Builder Fund

DWS Global Income Builder Fund — Class R6
	Six Months Ended 4/30/23	Years Ended October 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$8.16	$10.99	$9.24	$9.54	$8.95	$10.04
Income (loss) from investment operations:
Net investment income[a]	.14	.26	.26	.25	.29	.31
Net realized and unrealized gain (loss)	.65	(2.03)	1.75	(.24 )	.76	(.36 )
Total from investment operations	.79	(1.77)	2.01	.01	1.05	(.05 )
Less distributions from:
Net investment income	(.13 )	(.26 )	(.26 )	(.31 )	(.39 )	(.37 )
Net realized gains	—	(.80 )	—	—	(.07 )	(.67 )
Total distributions	(.13 )	(1.06)	(.26 )	(.31 )	(.46 )	(1.04)
Net asset value, end of period	$8.82	$8.16	$10.99	$9.24	$9.54	$8.95
Total Return (%)	9.68 *	(17.56)	21.83	.30	12.09	(.78 )
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	9	11	7	7	1
Ratio of expenses (%)	.57 **	.56	.55	.56	.58	.56
Ratio of net investment income (%)	3.35 **	2.75	2.48	2.70	3.15	3.19
Portfolio turnover rate (%)	54 *	88	124	131	161	67

[a]	Based on average shares outstanding during the period.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	43

DWS Global Income Builder Fund — Class S
	Six Months Ended 4/30/23	Years Ended October 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$8.17	$11.01	$9.25	$9.55	$8.97	$10.06
Income (loss) from investment operations:
Net investment income[a]	.14	.24	.25	.24	.29	.30
Net realized and unrealized gain (loss)	.65	(2.03)	1.75	(.24 )	.74	(.36 )
Total from investment operations	.79	(1.79)	2.00	(.00 )*	1.03	(.06 )
Less distributions from:
Net investment income	(.12 )	(.25 )	(.24 )	(.30 )	(.38 )	(.36 )
Net realized gains	—	(.80 )	—	—	(.07 )	(.67 )
Total distributions	(.12 )	(1.05)	(.24 )	(.30 )	(.45 )	(1.03)
Net asset value, end of period	$8.84	$8.17	$11.01	$9.25	$9.55	$8.97
Total Return (%)	9.72 **	(17.74)	21.76	.17	11.81	(.90 )
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133	130	178	163	186	182
Ratio of expenses (%)	.73 ***	.71	.69	.69	.71	.69
Ratio of net investment income (%)	3.18 ***	2.59	2.32	2.58	3.21	3.15
Portfolio turnover rate (%)	54 **	88	124	131	161	67

[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.

44	|	DWS Global Income Builder Fund

DWS Global Income Builder Fund — Institutional Class
	Six Months Ended 4/30/23	Years Ended October 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$8.16	$11.00	$9.24	$9.54	$8.95	$10.05
Income (loss) from investment operations:
Net investment income[a]	.14	.25	.25	.24	.30	.30
Net realized and unrealized gain (loss)	.65	(2.04)	1.76	(.24 )	.74	(.37 )
Total from investment operations	.79	(1.79)	2.01	(.00 )*	1.04	(.07 )
Less distributions from:
Net investment income	(.12 )	(.25 )	(.25 )	(.30 )	(.38 )	(.36 )
Net realized gains	—	(.80 )	—	—	(.07 )	(.67 )
Total distributions	(.12 )	(1.05)	(.25 )	(.30 )	(.45 )	(1.03)
Net asset value, end of period	$8.83	$8.16	$11.00	$9.24	$9.54	$8.95
Total Return (%)	9.75 **	(17.72)	21.84	.20	11.97	(.99 )
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	19	25	17	9	12
Ratio of expenses (%)	.68 ***	.66	.65	.66	.68	.66
Ratio of net investment income (%)	3.23 ***	2.64	2.37	2.59	3.32	3.18
Portfolio turnover rate (%)	54 **	88	124	131	161	67

[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	45

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS Global Income Builder Fund (the “Fund” ) is a diversified series of Deutsche DWS Market Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

46	|	DWS Global Income Builder Fund

The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Senior loans are valued by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the average of broker supplied quotes representing mean between the bid and asked prices. If the pricing services are unable to provide valuations, the

DWS Global Income Builder Fund	|	47

securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans, and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a pricing vendor approved by the Pricing Committee, if available, and otherwise are valued at the price provided by the broker-dealer with which the swap was traded. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars

48	|	DWS Global Income Builder Fund

at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2023, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of April 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all

DWS Global Income Builder Fund	|	49

investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of April 30, 2023, the Fund had securities on loan, which were classified as Common Stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans” ) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders” ). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations” ) or assignments of all or a portion of Loans from third parties (“Assignments” ). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are

50	|	DWS Global Income Builder Fund

fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At October 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $24,812,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
At April 30, 2023, the aggregate cost of investments for federal income tax purposes was $585,239,606. The net unrealized appreciation for all investments based on tax cost was $30,127,978. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $63,903,129 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $33,775,151.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives, premium amortization on debt securities, the realized tax character on distributions from certain securities and additional income recognition on debt securities classified as equity. The Fund may utilize a portion of the proceeds from capital shares redeemed as a distribution from net investment income and realized capital gains. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a

DWS Global Income Builder Fund	|	51

reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses.  Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or

52	|	DWS Global Income Builder Fund

index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2023, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
There were no open interest rate swap contracts as of April 30, 2023. For the six months ended April 30, 2023, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $23,700,000.
Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity,

DWS Global Income Builder Fund	|	53

which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2023, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
There were no open credit default swap contracts as of April 30, 2023. For the six months ended April 30, 2023, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $6,000,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2023, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains and entered into equity index futures in order to reduce the Fund’s exposure to, or as a substitute for direct investment in, the equity asset class.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by

54	|	DWS Global Income Builder Fund

the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of April 30, 2023, is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2023, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $43,556,000 to $62,586,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $52,583,000 to $74,350,000.
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2023, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of April 30, 2023, is included in the table following the Fund’s Investment Portfolio. For the six months ended April 30, 2023, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $2,563,000, and the investment in forward currency contracts long vs. U.S. dollars had a total

DWS Global Income Builder Fund	|	55

contract value generally indicative of a range from approximately $19,930,000 to $22,781,000.
The following tables summarize the value of the Fund’s derivative instruments held as of April 30, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$667,835	$667,835
Interest Rate Contracts (a)	—	1,419,872	1,419,872
Foreign Exchange Contracts (b)	617,447	—	617,447
	$617,447	$2,087,707	$2,705,154
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Futures Contracts
Equity Contracts (a)	$(1,827,952)
Interest Rate Contracts (a)	(409,003)
$(2,236,955)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2023 and the related location in the accompanying

56	|	DWS Global Income Builder Fund

Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$476,020	$476,020
Interest Rate Contracts (a)	—	1,393,292	(968,024)	425,268
Credit Contracts (a)	—	20,742	—	20,742
Foreign Exchange Contracts (a)	1,418,026	—	—	1,418,026
	$1,418,026	$1,414,034	$(492,004)	$2,340,056
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$(994,195)	$(994,195)
Interest Rate Contracts (a)	—	(1,367,909)	4,484,094	3,116,185
Foreign Exchange Contracts (a)	607,004	—	—	607,004
	$607,004	$(1,367,909)	$3,489,899	$2,728,994
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of April 30, 2023, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and

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Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America	$617,447	$—	$—	$617,447
C.
Purchases and Sales of Securities
During the six months ended April 30, 2023, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$290,352,488	$290,965,540
U.S. Treasury Obligations	$18,551,461	$41,509,408
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund’s average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

58	|	DWS Global Income Builder Fund

Accordingly, for the six months ended April 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from November 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.18%
Class C	1.93%
Class R6	.93%
Class S	.93%
Institutional Class	.93%
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2023, the Administration Fee was $281,377, of which $46,731 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at April 30, 2023
Class A	$141,633	$47,600
Class C	1,106	360
Class R6	512	176
Class S	82,220	27,799
Institutional Class	216	56
	$225,687	$75,991

DWS Global Income Builder Fund	|	59

In addition, for the six months ended April 30, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$105,358
Class C	3,015
Class S	28,692
Institutional Class	10,739
$147,804
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2023
Class C	$14,965	$2,240
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2023	Annualized Rate
Class A	$472,267	$179,123.23%
Class C	4,804	2,002.24%
	$477,071	$181,125
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2023 aggregated $5,601.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or

60	|	DWS Global Income Builder Fund

reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2023, the CDSC for Class C shares aggregated $177. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2023, DDI received $2 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended April 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,120, of which $930 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. For the six months ended April 30, 2023, the Fund incurred no securities lending agent fees to Deutsche Bank AG.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective

DWS Global Income Builder Fund	|	61

Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund  may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2023.
F.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2023		Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	432,631	$3,733,140	721,919	$6,891,565
Class C	5,389	46,861	30,370	287,911
Class R6	72,982	633,191	123,665	1,169,408
Class S	211,698	1,818,996	268,316	2,592,690
Institutional Class	213,450	1,832,639	657,931	6,294,769
		$8,064,827		$17,236,343
Shares issued to shareholders in reinvestment of distributions
Class A	606,382	$5,193,775	4,955,035	$48,774,670
Class C	3,997	34,279	55,418	551,003
Class R6	16,481	140,914	110,606	1,082,620
Class S	200,962	1,721,287	1,610,717	15,836,495
Institutional Class	31,418	268,621	248,063	2,434,236
		$7,358,876		$68,679,024
Shares redeemed
Class A	(2,853,624)	$(24,607,785)	(5,621,055)	$(52,935,044)
Class C	(101,484)	(878,944)	(244,844)	(2,410,973)
Class R6	(33,082)	(287,403)	(122,498)	(1,118,623)
Class S	(1,281,316)	(11,044,673)	(2,079,570)	(19,345,456)
Institutional Class	(452,374)	(3,882,438)	(827,708)	(7,725,660)
		$(40,701,243)		$(83,535,756)

62	|	DWS Global Income Builder Fund

	Six Months Ended April 30, 2023		Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(1,814,611)	$(15,680,870)	55,899	$2,731,191
Class C	(92,098)	(797,804)	(159,056)	(1,572,059)
Class R6	56,381	486,702	111,773	1,133,405
Class S	(868,656)	(7,504,390)	(200,537)	(916,271)
Institutional Class	(207,506)	(1,781,178)	78,286	1,003,345
		$(25,277,540)		$2,379,611

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Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2022 to April 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

64	|	DWS Global Income Builder Fund

Expenses and Value of a $1,000 Investment
for the six months ended April 30, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/23	$1,094.80	$1,091.50	$1,096.80	$1,097.20	$1,097.50
Expenses Paid per $1,000*	$4.73	$9.13	$2.96	$3.80	$3.54
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/23	$1,020.28	$1,016.07	$1,021.97	$1,021.17	$1,021.42
Expenses Paid per $1,000*	$4.56	$8.80	$2.86	$3.66	$3.41

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Global Income Builder Fund	.91%	1.76%	.57%	.73%	.68%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

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Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by the Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2023, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period” ). During the Reporting Period, your Fund was predominately invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum”  as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.

66	|	DWS Global Income Builder Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Global Income Builder Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s

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shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds

68	|	DWS Global Income Builder Fund

(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall

DWS Global Income Builder Fund	|	69

profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

70	|	DWS Global Income Builder Fund

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Global Income Builder Fund	|	71

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 796	25159K 788	25159K 770
Fund Number	002	302	2033	1402

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633

72	|	DWS Global Income Builder Fund

Notes

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DGIBF-3
(R-027564-12 6/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Income Builder Fund, a series of Deutsche DWS Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	6/29/2023